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                                                                    EXHIBIT 23.1



                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1998 Stock Plan of GoTo.com, Inc., of our report dated February 6, 2001, with respect to the consolidated financial statements of GoTo.com, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.


                                              /s/ Ernst & Young LLP


Los Angeles, California
April 4, 2001